Employee Benefit Obligations - Summary of Reconciliation of Post-Employment Obligations, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Defined Benefit Plans [Abstract]
Defined benefit obligation	$ 4,876,960	$ 4,235,466
Fair value of plan assets	(3,090,862)	(2,919,501)	$ (751,669)
Total	1,786,098	1,315,965
Amount not recognized due to limit on Plan Assets Ceiling	49,780	21,463
Minimum funding required (IFRIC 14)	484	6,079
Total Post-Employment Obligations, Net	$ 1,836,362	$ 1,343,507